SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to

Section 13 or 15(d) of

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 27, 2003

Iron Age Holdings Corporation
(Exact name of registrant as specified in its charter)

Delaware	333-57009	04-3349775

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Robinson Plaza Three
Suite 400
Pittsburgh, Pennsylvania 15205

(Address, of principal executive offices, including zip code)

(412) 787-4100

(Registrant’s Telephone number including area code)

Item 5. Other Events

On June 27, 2003, Iron Age Holdings Corporation reported a new waiver under its existing Loan and Security Agreement. Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of the Corporation’s related press release dated June 27, 2003.

Item 7. Financial Statements and Exhibits.

(c)  Exhibits.

99.1 Press Release issued by Iron Age Holdings Corporation on June 27, 2003.

The information in this report is being furnished, not filed. Accordingly, the information in Item 5 of this report will not be incorporated by reference into any registration statement filed by the Corporation under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are intended to come within the safe harbor protection provided by those statutes. Forward-looking statements are based on current expectations of future events, but actual results could vary materially from the Corporation’s expectations and projections. Investors are cautioned not to place undue reliance on any forward-looking statements.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRON AGE HOLDINGS CORPORATION

By: /s/ Bart R. Huchel Name: Bart R. Huchel Title: Vice President – Finance Chief Financial Officer and Treasurer

Date: June 27, 2003

EXHIBIT INDEX

99.1	Iron Age Corporation and Iron Age Holdings Corporation News Release dated June 27, 2003.